UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 19, 2014

Group 1 Automotive, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13461	76-0506313
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Gessner, Suite 500, Houston, Texas		77024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-647-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Group 1 Automotive, Inc., a Delaware corporation (the “Company”), previously approved, subject to stockholder approval, the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan (the “Plan”). According to the results from the Company’s 2014 Annual Meeting of Stockholders (the “Annual Meeting”) discussed below, the Company’s stockholders approved the Plan. A detailed summary of the material terms of the Plan appears under the caption “Proposal 3 – Approval of Group 1 Automotive, Inc. 2014 Long Term Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 10, 2014. The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 20, 2014. At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as set forth below.

Proposal 1

The two director nominees named in the Company’s proxy statement were elected as Class III directors to serve until the 2017 Annual Meeting of Stockholders or until their successors are duly elected and qualified, based upon the following votes:

Nominee	For	Withheld	Broker Non-Votes
Lincoln Pereira	20,136,727	479,922	2,013,413
Stephen D. Quinn	20,590,103	26,546	2,013,413

Proposal 2

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
19,175,257	1,440,453	939	2,013,413

Proposal 3

The proposal to approve the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
18,957,985	1,656,837	1,827	2,013,413

Proposal 4

The proposal to ratify the selection of Ernst & Young, LLP as the Company’s independent registered public accounting firm for 2014 was approved based upon the following votes:

For	Against	Abstain
22,507,239	121,358	1,465

Item 8.01 Other Events.

Acquisition of South Point Kia

On May 19, 2014, the Company announced the acquisition of South Point Kia in Austin, Texas. The dealership will operate as Kia of South Austin. A copy of the press release is attached hereto as Exhibit 99.1.

Quarterly Dividend

Also on May 19, 2014, the Company announced that its board of directors approved a first quarter cash dividend of $0.17 per share payable on June 16, 2014, to stockholders of record on June 2, 2014. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Group 1 Automotive, Inc. 2014 Long Term Incentive Plan (incorporated by reference to Appendix A to Group 1 Automotive, Inc.’s definitive proxy statement on Schedule 14A filed April 10, 2014).
99.1	Press release of Group 1 Automotive, Inc. dated as of May 19, 2014.
99.2	Press release of Group 1 Automotive, Inc. dated as of May 19, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc.

May 22, 2014	By:	/s/ Darryl M. Burman

Name: Darryl M. Burman
Title: Vice President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Group 1 Automotive, Inc. dated as of May 19, 2014.
99.2	Press Release of Group 1 Automotive, Inc. dated as of May 19, 2014